Income Taxes - Schedule of Deferred Income Taxes Reflect the Net Tax Effects (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Deferred tax assets:
Intra-group transaction	¥ 40,448	$ 5,566	¥ 32,051	$ 4,514	¥ 35,151
Total deferred tax assets	40,448	5,566	32,051	4,514	35,151
Less: valuation allowance	(40,448)	(5,566)	(32,051)	(4,514)	(35,151)
Deferred tax assets, net